P R O X Y    S T A T E M E N T





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          Z A C H A R Y  B A N C S H A R E S, I N C.

















                      ZACHARY BANCSHARES, INC.
                        Post Office Box 497
                         4743 Main Street
                         Zachary, LA 70791
                          1-225-654-2701




                                   March 20, 2000





Dear Shareholders:

       Your Board of Directors is pleased to invite you to attend the Annual Meeting of Shareholders of Zachary Bancshares, Inc. on April 20, 2000 at 2:30 P.M. The meeting will be held in the Bank of Zachary Community Room on the second floor, at 4743 Main Street, Zachary, LA.

      The Notice of Meeting, Proxy Statement and The Annual Report of the Company for 1999 are enclosed. The business of the meeting will be: The election of Company Directors and any other business that may properly come before the meeting.

       During the course of the meeting, Management will report on current activities of The Company and comment on future plans. Thank you for your interest and consideration.


                                   Sincerely,





                                   Harry S. Morris, Jr.
                                   President

                             IMPORTANT
         PLEASE SIGN AND RETURN YOUR PROXY IN THE ENCLOSED
          ENVELOPE TO AUTHORIZE THE VOTING OF YOUR SHARES.



                      ZACHARY BANCSHARES, INC.
                        Post Office Box 497
                         4743 Main Street
                         Zachary, LA 70791
                          1-225-654-2701

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


       NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ZACHARY BANCSHARES, INC., (herein referred to as "The Company") Zachary, Louisiana, will be held at 4743 Main Street, Zachary, LA on Thursday, April 20, 2000 at 2:30 P.M., for the following purposes:

     To elect Directors.

      To transact any other business that may properly come before the meeting.

      Shareholders of record as of the close of business on March 20, 2000 will be entitled to receive notice of and to vote at this meeting. Each shareholder will be entitled to one (1) vote for each share of stock outstanding as of the record date (March 16, 2000).

      If you do not plan to be present at the meeting and wish to have your share or shares voted by an authorized agent, please date and sign the enclosed Proxy and return it in the self addressed envelope which we have enclosed for your convenience. The Proxy is revocable and may be revoked by you prior to its exercise in writing. If you elect to revoke your executed proxy, the revocation may be delivered to Winston E. Canning, Secretary, 4700 Main Street, (P. O. Box 497), Zachary, LA 70791-0497. Your cooperation and confidence in The Company's management is sincerely appreciated.

                         BY ORDER OF THE BOARD OF DIRECTORS




                                Harry S. Morris, Jr.
President

Zachary, Louisiana
March 20, 2000

                                 1

                     ZACHARY BANCSHARES, INC.
                          PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Zachary
Bancshares, Inc. herein called "The Company", for the Annual Meeting of the Shareholders which is to be held at 4743 Main
Street,  Zachary,  Louisiana, at 2:30 P.M. on Thursday,  April  20,
2000.

      The only shares that may be voted are the outstanding shares of common stock at the close of business on March 16, 2000, the record date of the meeting. Each share is entitled to one vote. Shares held in The Company's Treasury on that date cannot be voted.

     The Proxy which is being solicited by this statement on behalf of the Board of Directors may be revoked in writing prior to its exercise.

      The Board of Directors anticipates that these Proxy materials will be mailed to shareholders on or about March 20, 2000.

     Any shareholder proposals intended to be presented at the next annual meeting (April 19, 2001) for inclusion in The Company's Proxy Statement and form of Proxy relating to that meeting must be submitted not later than December 6, 2000. All proposals shall be in writing and addressed to the Board of Directors, Zachary Bancshares, Inc., P. O. Box 497, Zachary, Louisiana 70791-0497.

      All costs of soliciting proxies, including the costs of preparing and mailing this Proxy Statement, will be borne by The Company. It is anticipated that solicitations will be made only by mail; however, certain officers and employees of The Company, who will receive no additional compensation for their services, may solicit proxies by telephone, telegraph and personally.

      No Directors, nominees for election to the Board of Directors or Officers of The Company has any substantial interest in any matter to be acted upon at this meeting other than the election to office.

      ZACHARY BANCSHARES, INC. SHALL PROVIDE TO EACH SHAREHOLDER SOLICITED HEREBY, ON THE WRITTEN REQUEST OF ANY SUCH SHAREHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT OR FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO REQUIRED TO BE FILED WITH THE SECURITIES EXCHANGE COMMISSION PURSUANT TO ITS REGULATIONS FOR THE COMPANY'S MOST RECENT FISCAL YEAR. ZACHARY BANCSHARES, INC. SHALL PROVIDE TO ANY INTERESTED PARTY A COPY OF THE SUBSIDIARY'S CURRENT ANNUAL DISCLOSURE STATEMENT AS REQUIRED BY FEDERAL DEPOSIT INSURANCE CORPORATION REGULATION. THE ADDRESS TO WHICH WRITTEN REQUESTS MAY BE DIRECTED IS AS FOLLOWS:

                     Zachary Bancshares, Inc.
                        Post Office Box 497
                      Zachary, LA 70791-0497

                                 2

                     MATTERS TO BE CONSIDERED

      At the Annual Meeting of The Company's shareholders, the matters to be considered will include: The election of Company Directors and any other business that may properly come before the meeting.

     The Management of The Company knows of no other matters (other than the election of Directors) which may come before this meeting. However, if any such matters should properly come before this meeting, it is the intention of the person named in the enclosed Proxy to vote the Proxy in accordance with his best judgment.

      The shares represented by the Proxy hereby solicited will be voted in accordance with the specifications made on the face of the Proxy. No Proxy shall confer authority to vote for the election of any person to any office for which a bona fide nominee is not named in this Proxy Statement, or to vote at any annual meeting other than the next annual meeting (or any adjournment thereof) to be held after the date on which this Proxy Statement and enclosed Proxy are first sent or given to shareholders. The matters brought to the shareholders require a simple majority vote for approval.

  VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

     As of December 31, 1987, 216,000 shares of Zachary Bancshares, Inc. Common Stock were authorized and issued. These shares represent the only class of stock. Each share of stock is entitled to one (1) vote. The date of record for determining voting rights at the Shareholders' Meeting is March 16, 2000. The Company does not, as of March 16, 2000 have any principal shareholder(s) (an individual or entity who owns more than 5% of the outstanding shares). Shares held in The Company's Treasury on March 16, 2000 cannot be voted.


                       EXECUTIVE OFFICERS

      Director Morris and Director Canning serve The Company and Bank as Executive Officers. Harry S. Morris, Jr. serves The Company as a Director and President and the Bank as a Director and President. Winston E. Canning serves The Company as a Director and Secretary and the Bank as a Director and Chief Lending Officer. J. Larry Bellard serves The Company as Treasurer and Bank as Vice President and Cashier.








                                 3


                       ELECTION OF DIRECTORS

      The Articles of Incorporation of The Company provide that the number of directors will be set by the By-Laws which currently provide for a board of not less than five (5) nor more than thirty
(30) persons.
Class I Directors will be elected at this meeting to serve until 2003, or until their successors are duly elected and have qualified.

      It is the intention of the persons named in the accompanying Proxy to vote in favor of the election of director nominees named below. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. Management has no reason to believe that any nominee will be unavailable.

      The information set forth below and on the following page as to age, principal occupation or employment and amount and nature of beneficial ownership of common stock of The Company is furnished for each nominee for election and each director whose term as a director will continue after the meeting. Unless otherwise indicated, (1) all such nominees and directors have been with the same organization in essentially the same position as listed below for the past five years, and (2) such nominees and directors own, with sole voting and investment power, the shares listed. The year listed under the heading "First Elected Director" indicates the year in which the nominee or director was elected as a Bank of Zachary Director (which may be prior to the formation of The Company).


                                                             Shares     Percent
                             Principal Occupation   First  Beneficially   of
  Name                 Age   or Employment        Elected  Owned as of  Common
                                                 Director Dec. 31, 1999  Stock
          CLASS I (DIRECTORS NOMINEES: TERMS EXPIRE 2003)

Hardee M.Brian*~       73   Agribusiness              1982        840      .43


Winston E. Canning*#    55   Exec. Vice President     1984      1,224      .63
(1)                          of Bank of Zachary

Howard L. Martin M.D.~  73   Surgeon                  1974        567      .29

             CLASS II (Directors whose terms expire 2001)

Russell Bankston*~#+    71   Retired Judge            1971      3,030     1.56
(1)

A. C. Mill,III,Ph.D.*   56   Portable Embryonics,Inc. 1986      1,959     1.00



                                 4
                                                            Shares     Percent
                             Principal Occupation   First  Beneficially    of
   Name               Age     or Employment        Elected Owned as of  Common
                                                  Director Dec. 31, 1999 Stock

           CLASS III (Directors whose terms expire 2002)

Harry  S. Morris, Jr.*# 54   President and Chief    1974      1,164        .60
(1)                          Executive Officer
                             of Bank of Zachary

Rodney  S. Johnson~     42   Insurance Agent        1991        820        .42

All  directors  and executive  officers                       9,504       4.93
as a group, 7 persons

~  Member of Bank Audit Committee
*  Member of Bank Finance Committee
+  Member of Bank Investment Advisory Committee
#  Member of Community Reinvestment Act Committee

(1) Shares beneficially owned by Mr. Bankston include 882 owned by his wife. Mr. Canning's beneficially owned shares include 270 shares which are in his children's names. Mr. Morris' beneficially owned shares include 164 shares which are in his children's names.

    During 1999, The Company's Board of Directors held a total of seven meetings. The Board of Directors of The Company has no committees.
The  Bank's  Board of Directors met thirteen times (twelve  regular and one special meeting) during 1999. All Directors attended eighty-three percent or more of the aggregate number of meetings of the  Board  of Directors of The Company, the Bank, and Committee(s)
of  the  Board of Directors on which they served with the exception of A. C. Mills, III who attended sixty percent of the Finance Committee meetings. Bank Directors were paid $300 per month board
fee.  Directors  are  allowed  two  paid  absences  annually.   All
Directors  received  a  $1,200 retainer  in  1999.   The  Board  of
Directors  of  the  Bank has a Finance Committee, Audit  Committee,
Investment   Committee   and  Community  Reinvestment   Act   (CRA)
Committee.   The  Finance Committee met thirty-three  times  during
1999 to consider loan applications presented by the Bank's lending officers. Non-employee Finance Committee members receive $2,400
annually.   The  Audit  Committee met twice  during  1999.  Maximum
compensation  per  Audit Committee member was $200  in  1999.   The
Investment Committee's responsibility is to provide guidance in securities transactions. No compensation is provided for members of this Committee. The CRA Committee which provides direction and oversight to the applicable Federal Statutes met four times in
1999,   and   received  no  compensation.   The  various  Committee
memberships are indicated in the preceding table.

                                 5
                      STOCK OPTION - INCENTIVE PLANS

      The company has no outstanding options, warrants or rights granted to any individual or entity.

                       TRANSACTIONS WITH MANAGEMENT

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with directors and officers on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and, in the opinion of the Bank, not involving more than the normal risk of collectibility or presenting other unfavorable features.

                          EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table discloses the compensation paid during the past to the Company's executive officers.

                           Annual Compensation

 Name & Principal       Year     Salary1     Bonus1     Other2     All3
      Position                                           Annual    Other
                                                          Comp.    Comp.

Harry  S. Morris, Jr.   1999     $98,818   $13,786      $11,060   $5,660
President & CEO         1998      94,074    18,833       11,590    4,798
                        1997      93,074     7,758       10,807    4,750

Winston E. Canning      1999    $ 89,798   $12,522      $10,167   $5,286
Exec.  Vice President   1998      83,741    17,107       10,807    6,036
                        1997      83,729     5,230        9,991    6,916
1Salary & Bonus -

Mr. Morris' 1997 salary included $9,089.61 deferred compensation under Internal Revenue Code, Section 401(K), $5,383.99 automobile benefit and $1,526.62 disability insurance premium.

Mr.   Canning's   1999   salary   included   $8,256.40   deferred
compensation   under  Internal  Revenue  Code,  Section   401(K),
$1,936.66 automobile benefit, $823.44 Country Club benefit, and $1,711.29 disability insurance premium.

2Other Annual Compensation - Includes the following Bank Contributions to:

                                       1999         1998       1997
Mr. Morris'
401(K) Savings Plan                  $3,712       $3,760     $3,302
Employee Money Purchase Plan         $3,712       $3,760        -
Employee Profit Sharing Plan         $3,636       $4,070     $7,505

                                       6

                                      1999         1998        1997
Mr. Canning's
401(K) Savings Plan                  $3,425       $3,517      $3,075
Employee Money Purchase Plan         $3,425       $3,517         -
Employee Profit Sharing Plan         $3,317       $3,773      $6,916


3All Other Compensation - Includes the following:

                                      1999          1998        1997
Mr. Morris'
Director Compensation                $5,100        $4,600       4,600
Term Life Insurance                     186           198         150
Accrued Leave Plan                      374           -           -

Mr. Canning's
Director Compensation                $5,100        $4,600      $4,600
Term Life Insurance                     186           198         150
Accrued Leave Plan                      -           1,238       2,166

                      FINANCIAL STATEMENTS

       The consolidated financial statements, management's discussion and analysis of financial condition and results of operations included in Zachary Bancshares, Inc. Annual Report to shareholders for the year ended December 31, 1999 are incorporated herein by reference. A copy of such Annual Report is being mailed with this Proxy Statement to each shareholder of record for the Annual Meeting.



                           ACCOUNTING SERVICES

     The independent public accounting firm retained by the Board of Directors is Hannis T. Bourgeois & Co., LLP,(HTB) Certified Public Accountants. HTB has served as the Bank's principal accounting firm since 1976. It is expected that a representative of HTB will be present at the Shareholders' Meeting.

      HTB performed audit services in 1997 including financial statement examinations, consultations relevant to regulatory filings, and preparation of various Federal Tax filings. The accounting firm also performed professional services in 1996 as deemed necessary by the Audit Committee or Management. It is expected that HTB will be retained as accountants for The Company for the year 2000 forming primarily the same services rendered in 1999.

                                7











          _____________________________________________________________






                           P L E A S E  S I G N


                            A N D  R E T U R N


                            Y O U R  P R O X Y


                          I M M E D I A T E L Y


            IN THE ENCLOSED PRE-ADDRESSED POSTAGE PAID ENVELOPE


         ____________________________________________________________





















                             PROXY
 (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              OF
                  ZACHARY BANCSHARES, INC.)

       KNOW ALL PERSONS BY THESE PRESENT, that the undersigned hereby names, constitutes and appoints Russell Bankston or Rodney
S. Johnson, with full power of substitution, as attorney and proxy to appear and vote all of the shares of stock outstanding in my name at the annual Meeting of the Shareholders of Zachary Bancshares, Inc. to be held at 4743 Main Street, Zachary, Louisiana on Thursday, April 20, 2000, at 2:30 P.M., and at any and all adjournments thereof; and the undersigned hereby revokes any and all previously executed proxies.

           The undersigned hereby instructs the said attorney and proxy to vote said shares as follows:

      To vote FOR the nominations and election to the Board of Directors nominees named in the Proxy Statement dated March 20, 2000, accompanying the Notice of said meeting and this Proxy namely:

                            Class I Directors
                           (Term expires 2003)

   Authority       Authority     Abstain
    Granted        Withheld                  Hardee M. Brian
                                             Winston E. Canning
                                             Howard  L.  Martin, M.D.

ANY SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY
LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.

ANY  PROXY WHICH IS EXECUTED BY THE SHAREHOLDER IN SUCH A  MANNER
AS NOT TO WITHHOLD AUTHORITY, TO VOTE FOR, OR ABSTENTION SHALL BE
DEEMED TO GRANT SUCH AUTHORITY.

     To transact any other business that may properly come before the meeting.

      The Board of Directors of Zachary Bancshares, Inc. does not know, as of the time this Proxy is solicited, of any other matters which may be presented at the meeting; however, if any such other matters should come before the meeting, IT IS THE INTENTION OF THE PERSON NAMED IN THIS PROXY TO VOTE THE PROXY IN ACCORDANCE WITH HIS BEST JUDGMENT, UNLESS SUCH AUTHORITY IS WITHHELD.

      The undersigned hereby acknowledges receipt of the Proxy Statement submitted with this Proxy by the Board of Directors of Zachary Bancshares, Inc., dated March 20, 2000, and acknowledges that, unless authority is withheld or unless the contrary is so specified above, the said attorney and proxy shall vote the shares represented by this Proxy FOR, the nomination and election to the Board of Directors as named above; and in his discretion in accordance with his best judgment with respect to any other matters presented at the meeting.


                Dated  and  signed,  on this____________________, 2000


                                     ________________________________
                                        (Signature of Shareholder)


              PLEASE SIGN AND RETURN YOUR PROXY IMMEDIATELY
             IN THE ENCLOSED PRE-ADDRESSED STAMPED ENVELOPE